Exhibit No. 10.1

ANNEX B

TO

SCHEDULE NO. 002

TO LEASE AGREEMENT

DATED AS OF NOVEMBER 7, 2006

BILL OF SALE

Semiconductor Components Industries, LLC (the “Seller”), in consideration of the sum of Ten Million Eight Hundred Thirty Thousand Seven Hundred Fifty and 00/100 Dollars ($10,830,750) plus sales taxes in the amount of Zero Dollars ($0.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (together with its successors and assigns, if any, the “Buyer”), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the “Equipment”) described in the above schedule (said schedule and related lease being collectively referred to as “Lease”), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the “Supplier”), including but not limited to all warranties and representations. At Buyer’s request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and (3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 11th day of March, 2008.

SELLER:

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

By:	/s/ Keith D. Jackson
Name:	Keith D. Jackson
Title:	President and Chief Executive Officer

ANNEX A

TO

SCHEDULE NO. 002

TO LEASE AGREEMENT

DATED AS OF NOVEMBER 7, 2006

DESCRIPTION OF EQUIPMENT

Asset ID	Tool ID	Make	Model	Desciption	Vintage	Serial Number	Capitalized Lessor's Cost
0001	RTP07601	Applied Materials	Centura HTF Multi Process	Deposition RTP	1999	R619	$ 262,500.00
0002	MET17604	Applied Materials	Endura 5500	Deposition PV-Sputtering	1997	P114	$ 525,000.00
0003	MET19601	Applied Materials	Endura 5500	Deposition PV-Sputtering	2000	304313	$ 525,000.00
0004	POL07602	Applied Materials	Mirra-3400	CMP System	2000	3077807	$ 525,000.00
0005	TRK02601	DNS	200W	Resist Processing Cluster Tool	1998	57700-0043	$ 288,750.00
0006	TRK02602	DNS	200W	Resist Processing Cluster Tool	1998	59700-0174	$ 288,750.00
0007	TRK03602	DNS	200W	Resist Processing Cluster Tool	1998	57700-0086	$ 288,750.00
0008	TRK03603	DNS	200W	Resist Processing Cluster Tool	1998	57700-0096	$ 288,750.00
0009	TRK03604	DNS	200W	Resist Processing Cluster Tool	1998	58700-0104	$ 288,750.00
0010	TRK03605	DNS	200W	Resist Processing Cluster Tool	1999	59700-0168	$ 288,750.00
0011	TRK03606	DNS	200W	Resist Processing Cluster Tool	1999	59700-0180	$ 288,750.00
0012	SCB03602	DNS	SSW80A-AR	Etching Wet	2002	14301	$ 52,500.00
0013	FTM20602	KLA-Tencor	FLX 5500	Wafer Inspection	2001	0501107084	$ 42,000.00
0014	PAR21605	KLA-Tencor	Surfscan 6220	Wafer Inspection	1999	1199-403	$ 105,000.00
0015	FTM24602	KLA-Tencor	UV-1280SE	Wafer Inspection	1999	990995	$ 210,000.00
0016	STP14602	Nikon	i14	Lithography I-Line Steppers	1998	1409042	$ 892,500.00
0017	STP14603	Nikon	i14	Lithography I-Line Steppers	1998	1409030	$ 892,500.00
0018	STP14604	Nikon	i14	Lithography I-Line Steppers	1998	1409047	$ 892,500.00
0019	STP14605	Nikon	i14	Lithography I-Line Steppers	2000	1409110	$ 892,500.00
0020	STP14606	Nikon	i14E	Lithography I-Line Steppers	2000	1409114	$ 892,500.00
0021	WET28601	SEZ	203	Etching Wet	2000	446	$ 288,750.00
0022	WET38601	SEZ	223	Etching Wet	2003	701	$ 472,500.00
0023	WET37601	SEZ	4200	Etching Wet	2003	708	$ 603,750.00
0024	TRK08602	TEL	Act 8	Resist Processing Cluster Tool	1999	9290829	$ 472,500.00
0025	FTM43601	Therma-wave	7341	Wafer Inspection	2003	734123	$ 262,500.00
							$ 10,830,750.00

Initials:

Lessor: JS                             Lessee: KJ

ANNEX B

TO

SCHEDULE NO. 003

TO LEASE AGREEMENT

DATED AS OF NOVEMBER 7, 2006

BILL OF SALE

Semiconductor Components Industries, LLC (the “Seller”), in consideration of the sum of Twenty Two Million Nine Hundred Sixteen Thousand Two Hundred Fifty and 00/100 Dollars ($22,916,250) plus sales taxes in the amount of Zero Dollars ($0.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (together with its successors and assigns, if any, the “Buyer”), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the “Equipment”) described in the above schedule (said schedule and related lease being collectively referred to as “Lease”), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the “Supplier”), including but not limited to all warranties and representations. At Buyer’s request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and (3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 11th day of March, 2008.

SELLER:

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

By:	/s/ Keith D. Jackson
Name:	Keith D. Jackson
Title:	President and Chief Executive Officer

ANNEX A

TO

SCHEDULE NO. 003

TO LEASE AGREEMENT

DATED AS OF NOVEMBER 7, 2006

DESCRIPTION OF EQUIPMENT

Asset ID	Tool ID	Make	Model	Description	Vintage	S/N	Capitalized Lessor’s Cost
0001	MET19602	Applied Materials	Endura 5500	Deposition PV-Sputtering	2000	305431	$945,000.00
0002	MET19603	Applied Materials	Endura 5500	Deposition PV-Sputtering	2000	319063	$945,000.00
0003	STP18604	ASML	750	Lithography Deep UV	2000	6321	$2,940,000.00
0004	STP25601 B	ASML	5500/1150C	Wafer Fabrication Lithography	2006	9718	$3,990,000.00
0005	STP18602	ASML	700C	Lithography Deep UV	2000	7186	$2,520,000.00
0006	STP18603	ASML	700C	Lithography Deep UV	2000	6589	$2,520,000.00
0007	ETH21610	LRC	9600 2x2 PTX	Etching Dry	1997	8421 TM strip 100, 96-69, 96-105, strip 60	$525,000.00
0008	ETH21611	LRC	9600 2x2 PTX	Etching Dry	1997	8431 TM strip 122, 96-79, 96-68A, strip 76	$525,000.00
0009	ETH21603	LRC	A6 4520 XL	Etching Dry	1997	8428 TM 45XL- 186, 45XL-377, 45XL-1213, 45XL-60	$498,750.00
0010	ETH21604	LRC	A6 4520XL	Etching Dry	1997	8433 TM 45XL-114, 45XL-62, 45XL-61	$498,750.00
0011	ETH21606	LRC	A6 4520XL	Etching Dry	1997	8346 TM 45XL-90 45XL-59, 45XL-42	$498,750.00
0012	ETH21601	LRC	A6 9400 PTX	Etching Dry	1997	8427 TM 94-496, 94-279, 94-670, 94-732	$630,000.00
0013	CED11605	Novellus	C2 Dual Altus	Deposition CVD	2000	00-49-C26148	$630,000.00
0014	CED11606	Novellus	C2 Dual Altus	Deposition CVD	2000	00-24-C26104	$630,000.00
0015	CED08601	Novellus	C2 Dual Sequel	Deposition CVD	1997	97-24-5394	$630,000.00
0016	CED08602	Novellus	C2 Dual Sequel	Deposition CVD	1997	97-35-5377	$630,000.00
0017	CED09601	Novellus	C2 Dual Speed/ Sequel	Deposition CVD	1997	97-26-5341	$525,000.00
0018	CED09604	Novellus	C2 Dual Speed/ Sequel	Deposition CVD	1997	97-36-5383	$525,000.00
0019	CED07602	Novellus	C2 Single Sequel	Deposition CVD	1997	97-24-5338	$367,500.00
0020	TRK04603	TEL	Act 8	Resist Processing Cluster Tool	2000	9201708	$446,250.00
0021	TRK08601	TEL	Act 8	Resist Processing Cluster Tool	2000	9201106	$446,250.00
0022	TRK04602	TEL	Act 8	Resist Processing Cluster Tool	2000	9201117	$525,000.00
0023	TRK04604	TEL	Act 8	Resist Processing Cluster Tool	2000	9201119	$525,000.00
						TOTAL:	$22,916,250.00

Lessor: JS                            Lessee: KJ